UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                          Date of Report: May 13, 2003
                 (Date of earliest event reported: May 12, 2003)

                              CENTURY CASINOS, INC.
             (Exact Name of Registrant as specified in its charter)


      Delaware                     0-22290                   84-1271317
 (State or other jurisdiction     (Commission               (I.R.S. Employer
     of incorporation)             File Number)           Identification Number)



            200-220 E. Bennett Avenue Cripple Creek, CO      80813
             (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code: 719-689-9100




Item 9:  Information provided under Item 12

     On May 12, 2003, the Company posted to its website a presentation of the Review of Financial Results of Operations and Financial Condition as of and for the quarter ended March 31, 2003, as a complementary presentation of its First Quarter 2003 Form 10-Q and Earnings Release. The presentation may be accessed free of charge at www.centurycasinos.com, under the Investor Relations heading.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                           Century Casinos, Inc.
                                                                    (Registrant)

                                                             /s/ Larry Hannappel
Date:  May 13 , 2003                                By : _______________________
                                                                Larry Hannappel,
                                                        Chief Accounting Officer